UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act OF 1934

Date of Report (Date of earliest event reported): May 20, 2014
_____________________

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	1-05805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its Annual Meeting of Shareholders on Tuesday, May 20, 2014; 3,163,666,017 shares were represented in person or by proxy, or 83.58% of the total shares outstanding.

(b)	The results of shareholder voting on the proposals presented were as follows:

MANAGEMENT PROPOSALS:
Proposal 1- Shareholders elected the 11 director nominees named in the Proxy Statement

Name	For	Against	Abstain	Broker Non-Votes
Linda B. Bammann	2,707,718,507	25,507,500	13,271,182	417,168,828
James A. Bell	2,710,296,501	22,628,346	13,572,342	417,168,828
Crandall C. Bowles	2,697,833,398	28,207,778	20,456,013	417,168,828
Stephen B. Burke	2,671,037,618	59,479,347	15,980,224	417,168,828
James S. Crown	2,663,104,035	63,105,161	20,287,993	417,168,828
James Dimon	2,619,670,074	103,859,898	22,967,217	417,168,828
Timothy P. Flynn	2,712,676,234	20,273,591	13,547,364	417,168,828
Laban P. Jackson, Jr.	2,695,927,915	34,537,183	16,032,091	417,168,828
Michael A. Neal	2,711,123,324	21,503,915	13,869,950	417,168,828
Lee R. Raymond	2,633,069,038	92,951,727	20,476,424	417,168,828
William C. Weldon	2,654,086,963	78,747,294	13,662,932	417,168,828

Proposal 2 – Shareholders approved the Advisory Resolution to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
2,139,849,927	582,454,369	24,192,893	417,168,828
77.91%	21.21%	0.88%

Proposal 3 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant’s Independent Registered Public Accounting Firm for 2014

For	Against	Abstain	Broker Non-Votes
3,101,632,052	48,585,056	13,448,909	0
98.04%	1.54%	0.43%

SHAREHOLDER PROPOSALS:

Proposal 4 - Shareholders did not approve the proposal to Require Annual Report on Lobbying

For	Against	Abstain	Broker Non-Votes
174,671,970	2,112,817,339	459,007,880	417,168,828
6.36%	76.93%	16.71%

Proposal 5 - Shareholders did not approve the proposal on Special Shareowner Meetings - Reduce Threshold to 15% Rather Than 20% and Remove Procedural Provisions

For	Against	Abstain	Broker Non-Votes
996,967,077	1,728,148,661	21,381,451	417,168,828
36.3%	62.92%	0.78%

Proposal 6 - Shareholders did not approve the proposal to Adopt Cumulative Voting - Require Cumulative Voting for Directors Rather Than One-Share One-Vote

For	Against	Abstain	Broker Non-Votes
735,016,196	1,986,954,280	24,526,713	417,168,828
26.76%	72.35%	0.89%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: May 22, 2014